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                                                                    Exhibit 23.1







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Newcor, Inc. on Form S-8 (File No. 333-24301) of our report dated June 11, 1999, on our audits of the financial statements and financial statement schedules of the Newcor Hourly Employees 401(K) Plan at December 31, 1998 and 1997 and the years then ended, which is included in this Annual Report on Form 11-K.


/s/ PRICEWATERHOUSECOOPERS LLP


Detroit, Michigan
June 28, 1999



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